HSBC Funds

Supplement Dated December 23, 2015

to the HSBC Money Market, Emerging Markets, and World Selection Funds Prospectuses
Dated February 27, 2015 and the HSBC Global High Income Bond Fund
and HSBC Global High Yield Bond Fund
Dated April 24, 2015
each as supplemented to date

Reinstatement of Exemption from U.S. Withholding Tax for Certain Non-U.S. Persons

An exemption from U.S. withholding tax on the dividends attributable to short-term capital gains and certain U.S. source interest paid to certain non-U.S. persons in respect of their investments in the HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund, HSBC U.S. Treasury Money Market Fund, HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Total Return Fund, Income Strategy Fund, Conservative Strategy Fund, Moderate Strategy Fund, Balance Strategy Fund, Aggressive Strategy Fund, HSBC Global High Income Bond Fund, and HSBC Global High Yield Bond Fund (collectively, the “Funds”), which expired with respect to taxable years of the Funds beginning on or after November 1, 2015, has been reinstated on a permanent basis.

Please consult your tax adviser for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE